                    THE COMMONWEALTH OF MASSACHUSETTS

                         MICHAEL JOSEPH CONNOLLY          FEDERAL IDENTIFICATION
                           Secretary of State
                ONE ASHBURTON PLACE, BOSTON, MASS: 02108  NO.04-2828817
                                                             -------------------

                   RESTATED ARTICLES OF ORGANIZATION

                GENERAL LAWS, CHAPTER 156B, SECTION 74

          This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                 ____________

          We,  Eric R. Spitzer                                    President, and
               John I. Sandson, M.D.                                  Clerk   of


                      Peer Review Analysis, Inc.
     ...........................................................................
                             (Name of Corporation)

     located at 380 Pleasant Street, Malden, MA 02148...........................
     do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on November 18, 1991, by vote of

        1,022,670  shares of  Common Stock out of 1,439,090  shares outstanding,
     ...............          ...............       ..............
                             (Class of Stock)

     ..............shares of...............out of........shares outstanding, and
                           (Class of Stock)

     .............shares of............... out of............shares outstanding,
                          (Class of Stock)
     being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:-

          1.   The name by which the corporation shall be known is:-

                   Peer Review Analysis, Inc.

          2.   The purposes for which the corporation is formed are as follows:-

     To promote, develop, organize and operate medical peer review procedures to evaluate the necessity for and quality of health care provided to the public; To enter into agreements with employers to perform review of health care provided to their employees under employer-sponsored health care insurance and plans;
     To enter into agreements to provide and obtain health care review and consulting services;

     To buy, sell, mortgage and lease real property; To borrow money; and grant security interests in connection therewith; and To pursue its purposes and to conduct and carry on any and all lawful business or activities in connection with or incidental thereto, in Massachusetts, in any other state, territory or possession of the United States, in the District of Columbia, and in foreign countries.

     Note:If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 X 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

     3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


                    WITHOUT PAR VALUE                      WITH PAR VALUE
                    -----------------                      --------------

CLASS OF STOCK      NUMBER OF SHARES         NUMBER OF SHARES          PAR VALUE
--------------      ----------------         ----------------          ---------

Preferred                500,000

Common                                          5,000,000                $0.10


     *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

          See Continuation Sheets 4A and 4B


     *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                                     None


     *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

          See Continuation Sheets 6A, 6B and 6C


*If there are no such provisions, state "None".

                             Continuation Sheet 4A
                             ---------------------

Article IV
----------

     Common Stock
     ------------

          (1)  Dividends.  After the requirements with respect to preferential
               ---------
     dividends upon the Preferred Stock shall have been set, then and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

          (2)  Voting Rights.  Each holder of Common Stock shall be entitled to
               -------------
     one vote for each share held and, except with respect to any series of Preferred Stock designated as having voting rights and established by the Board of Directors as provided herein, or except as otherwise provided by law, voting rights shall be vested exclusively in the holders of Common Stock.

          (3)  Preemptive Rights.  No holder of shares of any class of stock of
               ----------------
     the Corporation, whether now or hereafter authorized, shall by reason of holding any such share or shares, purchase or subscribe for any shares of any Class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures, notes or other obligations or securities convertible into or carrying options or warrants to purchase shares of any class of stock of the Corporation, whether now or hereafter authorized.

     Preferred Stock
     ---------------

          The Preferred Stock shall be issued in one or more series. The Board of Directors is expressly authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the voting powers, designations, preferences and relative participating options or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following respects:

                             CONTINUATION SHEET 4B
                             ---------------------

     (1) the number of shares constituting such series, and the designation thereof to distinguish the shares of all other series;

     (2) the annual dividend rate on the shares of such series, whether such dividends are payable in installments and whether such dividends shall be cumulative and, if cumulative, the date from which such dividends shall accumulate;

     (3) the preference, if any, of the shares of such series in the event of any voluntary or involuntary liquidation or dissolution of the Corporation;

     (4) the voting rights, if any, of the shares of such series, in addition to the voting rights prescribed by law, and the terms and conditions of exercise of any such voting rights;

     (5) the redemption price or prices, if any, of the shares of such series, and the terms and conditions of any such redemption;

     (6) the right, if any, of the shares of such series to be converted into shares of any other series or class, and the terms and conditions of any such conversion; and

     (7) any other relative rights, preferences and limitations of the shares of such series.

                             Continuation Sheet 6A
                             ---------------------

Article VI
----------

     (a) All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided by law. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, amend or repeal the By-Laws of the Corporation in whole or in part, except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders, and subject to the power of the stockholders to amend or repeal any By-Law adopted by the Board of Directors.


     (b) Meetings of the stockholders of the Corporation may be held anywhere within the United States.

     (c) The Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

     (d) To the fullest extent that the General Laws of the Commonwealth of Massachusetts as they exist on the date hereof or as they may hereafter be amended permit the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty notwithstanding any provision of the law imposing such liability. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omission of such director occurring prior to such amendment of repeal.

     (e) The Corporation shall, to the extent legally permissible, indemnify each person (and his heirs, executors, administrators, or other legal representatives) who is, or shall have been, a director or officer of the Corporation or any person who is serving, or shall have served, at the request of the Corporation as a director or officer of another corporation, against all liabilities and expenses (including judgments, fines, penalties and attorneys' fees and all amounts paid in compromise or settlement) reasonably incurred by any such director, officer or person in connection with, or arising out of, any action, suit or proceeding in which any such director, officer or person may be a party defendant or with which he may be threatened or otherwise involved, directly or indirectly, by reason of his being or having been a director, officer or agent of the Corporation or such other corporation, except in relation to matters as to which any such director, office or person shall be

                             Continuation Sheet 6B
                             ---------------------

     finally adjudged, other than by consent, in such action, suit or proceeding not to have acted in good faith in the reasonable belief than his action was in the best interests of the Corporation; provided, however, that indemnity shall not be made with respect to such amounts paid in compromise or settlement, unless:

          (a) such compromise or settlement shall have been approved as in the best interest of the Corporation, after notice that it involves such indemnification by:

               (i) The Board of Directors by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding, or by

               (ii) The stockholders of the Corporation by a majority vote of a quorum consisting of stockholders who were not parties to such action, suit or proceeding, or

          (b) in the absence of action by disinterested directors or stockholders as above provided, there has been obtained at the request of a majority of the Board of Directors then in office a written opinion of independent legal counsel to the effect that the director or officer to be indemnified appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation.

          Upon request therefor by any director, officer or person enumerated in the preceding paragraph of this Article, the Corporation may from time to time, if authorized by the Board of Directors, prior to final adjudication or compromise or settlement of the matter or matters as to which indemnification is claimed, advance to such director, officer or person all expenses incurred by him to date of such request. Any advance made pursuant to this provision shall be made on the condition that the director, officer or person receiving such advance shall repay to the Corporation any amounts so advanced if, upon the termination of the matter or matters as to which such advances were made such director, officer or person shall not be entitled to indemnification under the preceding paragraph of this Article.

                             Continuation Sheet 6C
                             ---------------------

     The foregoing right to indemnification shall not be exclusive of any other rights to which any such director, officer or person is entitled under any agreement, vote of stockholders, statute, or as a matter of law, or otherwise.

     The provisions of this Article are separable, and if any provision or portion hereof shall for any reason be held inapplicable, illegal or ineffective, this shall not prevent any other provision or portion hereof from applying, and shall not affect any right of indemnification existing otherwise than under this Article.

     (f) The number of directors shall be determined in accordance with the By-Laws. The nominees for director shall initially be divided into three classes, as nearly equal in number as may be, the term of office of those of the first class to expire at the first annual meeting of stockholders after their election, the term of office of those of the second class to expire at the second annual meeting of stockholders after their election and the term of office of those of the third class to expire at the third annual meeting of stockholders after their election. At each annual election held after the initial election of directors, the directors to succeed those whose terms expire shall be elected for a term of office to expire at the third annual meeting of stockholders after their election. In accordance with the By Laws, directors elected or appointed to fill vacancies created by the resignation or removal of any director shall serve for the remainder of the term of the director who resigned or was removed.

     * We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles................
  Article III, Article IV, Article V and Article VI
 ................................................................................

(* if there are no such amendments, state "None".)

                  Briefly describe amendments in space below:

     Article III of the Articles of Organization was amended to authorize the Corporation to issue 500,000 shares of Preferred Stock having the preferences, voting powers, qualifications, special or relative rights or privileges set forth in section 4 of these Restated Articles of Organization.

     Article IV of the Articles of Organization was amended to set forth a description of the preferences, voting powers, qualifications, special or relative rights or privileges with respect to the Common and Preferred Stock.

     Article V of the Articles of Organization was amended to provide that there are no restrictions contained in the Articles of Organization on transfer of shares of stock of any class.

     Article VI of the Articles of Organization was amended to provide the division of the Board of Directors into classes by term of office.

     Article VI of the Articles of Organization was amended to eliminate those provisions relating to conflicts of interest among the directors.

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 18th day of November in the year 1991.



      /S/ Eric R. Spitzer                                   President
 .....................................................
          Eric R. Spitzer

      /S/ John I. Sandson, M.D.                               Clerk
 .....................................................
          John I. Sandson, M.D.

                       THE COMMONWEALTH OF MASSACHUSETTS

                       RESTATED ARTICLES OF ORGANIZATION
                   (GENERAL LAWS, CHAPTER 156B, SECTION 74)

                   I hereby approve the within restated articles
               of organization and, the filling fee in the amount of $1,000.00 having been paid, said articles are deemed to have been filed with me this 22nd day of November, 1991.


                                           /s/ Michael J. Connolly
                                           MICHAEL JOSEPH CONNOLLY
                                              Secretary of State



                        TO BE FILLED IN BY CORPORATION

          PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

          TO:  Gerald V. May, Jr.
               Rich, May, Bilodeau & Flaherty, P.C.
          ..........................................................

               294 Washington Street
          ..........................................................

               Boston, MA 02108
          ..........................................................

          Telephone   (617) 482-1360
                   .................................................

                                                         COPY MAILED

                                    THE COMMONWEALTH OF MASSACHUSETTS

                                       WILLIAM FRANCIS GALVIN
 CM
------                              Secretary of the Commonwealth                       12108
Examiner                     ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                                        ARTICLES OF AMENDMENT                               FEDERAL IDENTIFICATION
                                GENERAL LAWS, CHAPTER 156B, SECTION 72                      NO.   04-2828817
                                                                                                 -----------------

             WE      Alfred B. Lewis,                                                       President, and
                     John I. Sandson                                                             Clerk of

                             Peer Review Analysis, Inc.
             --------------------------------------------------------------------------------------------
                                         (EXACT Name of Corporation)

             LOCATED AT:   Two Copley Place, Boston, Massachusetts
                        ---------------------------------------------------------------------------------
                                    (MASSACHUSETTS Address of Corporation)

             do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:  3
                                                                                            -------------

             --------------------------------------------------------------------------------------------
                         (Number those articles 1,2,3,4, 5 and/or 6 being amended hereby)
  WF4
   N/A       of the Restated Articles of Organization were duly adopted at a meeting held on March 23     1995, by
---------
Name         vote of:
Approved


                2,315,375            shares of Common        out of     2,811,770   shares outstanding,
             -----------------------          ---------------      -----------------
                                    type, class & series, (if any)

             ______________________  shares of _______________ out of _______________ shares outstanding, and type, class & series, (if any)

             ______________________  shares of _______________ out of _______________ shares outstanding, and type, class & series, (if any)

             CROSS OUT  being at least a majority of each type, class or series outstanding and entitled to vote
             INAPPLI-   thereon:
             CABLE
             CLAUSE



 C     [_]
 P     [_]
 M     [_]   1 For amendments adopted pursuant to Chapter 156B, Section 70.
R.A    [_]   2 For amendments adopted pursuant to Chapter 156B, Section 71.

             Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than
  4          one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly
---------    indicated.
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

     WITHOUT PAR VALUE STOCKS              WITH PAR VALUE STOCKS

----------------------------------- --------------------------------------------
         TYPE     NUMBER OF SHARES       TYPE     NUMBER OF SHARES   PAR VALUE
----------------------------------- --------------------------------------------
                                                    5,000,000          $0.10
  COMMON:.........................   COMMON:...................................
  ................................   ..........................................
----------------------------------- --------------------------------------------
  PREFERRED:......................   PREFERRED:................................
                       500,000
  ................................   ..........................................
---------------------------------   --------------------------------------------

CHANGE the total authorized to:

     WITHOUT PAR VALUE STOCKS              WITH PAR VALUE STOCKS

----------------------------------- --------------------------------------------
         TYPE     NUMBER OF SHARES       TYPE     NUMBER OF SHARES   PAR VALUE
----------------------------------- --------------------------------------------
                                                    10,000,000         $0.10
  COMMON:.........................   COMMON:...................................
  ................................   ..........................................
----------------------------------- --------------------------------------------
                       500,000
  PREFERRED:......................   PREFERRED:................................
  ................................   ..........................................
---------------------------------   --------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:
___________


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 23rd day of March, in the year 1995.

/S/ Alfred B. Lewis
---------------------------------------------------------------------- President
Alfred B. Lewis

/S/ John I. Sandson
------------------------------------------------------------------------ Clerk
John I. Sandson

                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

                  ==========================================


                      I hereby approve the within articles of
                  amendment and, the filing fee in the amount of $5,000 having been paid, said articles are deemed to have been filed with me this 24th day of March, 1995.


                          /S/ WILLIAM FRANCIS GALVIN
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth


                  TO BE FILLED IN BY CORPORATION
                  PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


              TO:        Stephen M. Kane, Esq.
                  ----------------------------------------------
                         Rich, May, Bilodeau & Flaherty, P.C.
                  ----------------------------------------------
                         294 Washington Street, Boston, MA 02108
                  ----------------------------------------------
               Telephone:     617-482-1360
                          --------------------------------------

                                    THE COMMONWEALTH OF MASSACHUSETTS
[SIGNATURE
ILLEGIBLE]                       OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
-------
Examiner                                   WILLIAM FRANCIS GALVIN
                                        Secretary of the Commonwealth                       12108
                                            ARTICLES OF AMENDMENT                               FEDERAL IDENTIFICATION
                                    GENERAL LAWS, CHAPTER 1568, SECTION 72                      NO.   04-2828817
                                                                                                     -------------------

                 We      William E. Nixon                                                       Vice President, and
                         Stephen M. Kane                                                        Assistant Clerk of

                         Peer Review Analysis, Inc.
                 --------------------------------------------------------------------------------------------
                                             (EXACT Name of Corporation)

                 located at:   Two Copley Place, Boston, Massachusetts
                            ---------------------------------------------------------------------------------
                                        (MASSACHUSETTS Address of Corporation)

                 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:  1
                                                                                                -------------

                 --------------------------------------------------------------------------------------------
                             (Number those articles 1,2,3,4, 5 and/or 6 being amended hereby)

[SIGNATURE       of the Articles of Organization were duly adopted at a meeting held on July 27      1995, by
ILLEGIBLE]                                                                                      -------------
----------       vote of:
Name
Approved
                    3,473,809            shares of Common Stock  out of     4,739,875   shares outstanding,
                 -----------------------          ---------------      -----------------
                                        type, class & series, (if any)

                 ______________________  shares of _______________ out of _______________ shares outstanding, and type, class & series, (if any)

                 ______________________  shares of _______________ out of _______________ shares outstanding, and type, class & series, (if any)

                 CROSS OUT  being at least a majority of each type, class or series outstanding and entitled to vote
                 INAPPLI-   thereon:
                 CABLE
                 CLAUSE

                 Article 1 of the Articles of Organization of this corporation be and hereby is amended in its entirety to read as follows:

                      "The name by which this corporation shall be known is CORE, INC."


 C     [_]
 P     [_]
 M     [_]       1  For amendments adopted pursuant to Chapter 156B, Section 70.
R.A    [_]       2  For amendments adopted pursuant to Chapter 156B, Section 71.

                 Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more
 4               to one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is
---------        clearly indicated.
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

     WITHOUT PAR VALUE STOCKS              WITH PAR VALUE STOCKS

----------------------------------- --------------------------------------------
         TYPE     NUMBER OF SHARES       TYPE     NUMBER OF SHARES   PAR VALUE
----------------------------------- --------------------------------------------
  COMMON:.........................   COMMON:...................................
  ................................   ..........................................
----------------------------------- --------------------------------------------
  PREFERRED:......................   PREFERRED:................................
  ................................   ..........................................
----------------------------------- --------------------------------------------

CHANGE the total authorized to:

     WITHOUT PAR VALUE STOCKS              WITH PAR VALUE STOCKS

----------------------------------- --------------------------------------------
         TYPE     NUMBER OF SHARES       TYPE     NUMBER OF SHARES   PAR VALUE
----------------------------------- --------------------------------------------
  COMMON:.........................   COMMON:...................................
  ................................   ..........................................
----------------------------------- --------------------------------------------
  PREFERRED:......................   PREFERRED:................................
  ................................   ..........................................
----------------------------------- --------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:

____________________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 28 day of July, in the year 1995.

/s/ William E. Nixon
-----------------------------------------------------Executive Vice President
    William E. Nixon

/s/ Stephen M. Kane
--------------------------------------------------------Assistant Clerk
    Stephen M. Kane

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

               ==============================================


                    I hereby approve the within articles of
               amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 28th day of July, 1995.


                          /S/ William Francis Galvin
                            William Francis Galvin
                         Secretary of the Commonwealth


               TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


           TO:      Stephen M. Kane, Esq.
               -----------------------------------------------
                    Rich, May, Bilodeau & Flaherty, P.C.
               -----------------------------------------------
                    294 Washington Street, Boston, MA 02108
               -----------------------------------------------
             Telephone:     617-482-1360
                       ---------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS
_________
Examiner                     WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)
_________
Name
Approved
            We, Craig C. Horton                                    ,  President
                ---------------------------------------------------
            and William E. Nixon                                   ,  Clerk
                ---------------------------------------------------

            of CORE, INC.                                          , located at
               ----------------------------------------------------
                             (Exact Name of corporation)

            2 Copley Place, Boston, MA 02116                       , certify
            -------------------------------------------------------
               (Street address of corporation in Massachusetts)

            that these Articles of Amendment affecting numbered:

                                           3
            --------------------------------------------------------------------
               (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

            of the Articles of Organization were duly adopted at a meeting held on October 21, 1996, by vote of:

            5,104,086 shares of       Common Stock           of 7,121,588 shares
            ---------           ----------------------------    ---------
                                (type class & series, if any)

            outstanding, __________ shares of ____________________________ of
                                              (type class & series, if any)

            ___________ shares outstanding, and __________ shares of

            ____________________________ of _______________ shares outstanding,
            (type class & series, if any)

C           /1/being at least a majority of each type, class or series
P           outstanding and entitled to vote thereon:
M
R.A.


            *Delete the inapplicable words.  **Delete the inapplicable clause.
            /1/For amendments adopted pursuant to Chapter 156B, Section 70.
            /2/For amendments adopted pursuant to Chapter 156B, Section 71.
            NOTE:IF THE SPACE PROVIDED UNDER ANY ARTICLE, OR ITEM ON THIS FORM
            IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF
            SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1
            INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE
_________   SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY
P.C.        INDICATED.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE        NUMBER OF SHARES     TYPE     NUMBER OF SHARES    PAR VALUE
--------------------------------------------------------------------------------
   Common:                           Common:   10,000,000           $0.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Preferred:      500,000           Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE        NUMBER OF SHARES     TYPE     NUMBER OF SHARES    PAR VALUE
--------------------------------------------------------------------------------
   Common:                           Common:   30,000,000           $0.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Preferred:      500,000           Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: __________________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 21st day of October, 1996.

/s/  Craig C. Horton                                          ,   President,
--------------------------------------------------------------
     Craig C. Horton

/s/ William E. Nixon                                          ,   Clerk.
--------------------------------------------------------------
    William E. Nixon

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

                   ========================================

                   I hereby approve the within Articles of
                   Amendment and, the filing fee in the
                   amount of $________ having been paid, said articles are deemed to have filed with me this _____ day of ______________ 19 ______.



                   Effective date: __________________________






                            WILLIAM FRANCIS GALVIN
                         Secretary if the Commonwealth




                         TO BE FILED IN BY CORPORATION
                         PHOTOCOPY OF DOCUMENT TO BE SENT TO:


                         Stephen M. Kane, Esq.
                         --------------------------------------

                         Rich, May, Bilodeau & Flaherty, P.C.
                         --------------------------------------

                         294 Washington Street
                         ---------------------------------------

                         Boston, MA  02108